                                                                    EXHIBIT 10.7


                                LEASE AGREEMENT      100,800 Square Feet
                                                     -------------------
                                                     4202 Dan Morton
                                                     ---------------
                                                     Dallas, Texas 75236
                                                     -------------------



                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into by and between ADAMS PROPERTY ASSOCIATES hereinafter referred to as "Lessor", and LESLIE'S POOL MART, A CALIFORNIA CORPORATION hereinafter referred to as "Lessee";

                                   WITNESSETH

      1. PREMISES AND TERM. In consideration of the mutual obligations of Lessor and Lessee set forth herein, Lessor leases to Lessee, and Lessee hereby takes from Lessor the Premises situated within the County of Dallas, State of Texas, more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference, (the "Premises"), together with all rights, privileges, easements, appurtenances, and amenities belonging to or in any way pertaining to the Premises, to have and to hold, subject to the terms, covenants and conditions in this Lease. The term of this Lease shall commence on the commencement date hereinafter set forth and shall end on the last day of the month that is 120 months after the commencement date.

     A. EXISTING BUILDING. As set forth in Exhibit D the commencement date shall be _________________. Except as otherwise provided in this Lease, Lessee acknowledges that (i) it has inspected and accepts the Premises, (ii) the buildings and improvements comprising the same are suitable for the purpose for which the Premises are leased, (iii) the Premises are in good and satisfactory condition, and (iv) no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises have been made by Lessor (unless otherwise expressly set forth in this Lease).


     2.   BASE RENT, SECURITY DEPOSIT AND ESCROW PAYMENTS.

     A. Lessee agrees to pay to Lessor rent for the Premises, in advance, without demand, deduction or set off, at the rate of _____________________ Dollars ($ * ) per month during the term hereof. One such monthly installment, plus the other monthly charges set forth in Paragraph 2C below shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date, except that all payments due hereunder for any fractional calendar month shall be prorated.

     B. In addition, Lessee agrees to deposit with Lessor on the date hereof the sum of Twenty One Thousand Three Hundred Thirty-six and no/100 Dollars ($21,336.00), which shall be held by Lessor as security for the performance of Lessee's obligations under this lease, it being expressly understood and agreed that this deposit Is not an advance rental deposit or a measure of Lessor's damages in case of Lessee's default. Upon each occurrence of an event of default, Lessor may use all or part of the deposit to pay past due rent or other payments due Lessor under this Lease, and the cost of any other damage, injury, expense or liability caused by such event of default without prejudice to any other remedy provided herein or provided by law. On demand, Lessee shall pay Lessor the amount that will restore the security deposit to its original amount. The security deposit shall be deemed the property of Lessor, but any remaining balance of such deposit shall be returned by Lessor to Lessee when Lessee's obligations under this Lease have been fulfilled.

     C. Lessee agrees to pay its proportionate share (as defined in Paragraph 22B below) of (i) Taxes (hereinafter defined) payable by Lessor pursuant to paragraph 3A below, (ii) the cost of utilities payable pursuant to paragraph B below, (iii) the cost of maintaining insurance pursuant to paragraph 9 below,
(iv) the cost of any common area charges payable by Lessee in accordance with paragraph 4 below and (v) the cost of security provided to the Premises as set forth in paragraph 23 below. During each month of the term of this Lease, on the same day that rent is due hereunder, Lessee shall escrow with Lessor an amount equal to 1/12 of the estimated annual cost of its proportionate share of such items. Lessee authorizes Lessor to use the funds deposited with Lessor under this Paragraph 2C to pay such costs. The initial monthly escrow payments are based upon the estimated amounts for the year in question, and shall be increased or decreased annually to reflect the projected actual cost of all such items. If the Lessee's total escrow payments are less than Lessee's actual proportionate share of all such items, Lessee shall pay the difference to Lessor within ten (10) days after demand. If the total escrow payments of Lessee are more than Lessee's actual proportionate share of all such items, Lessor shall retain such excess and credit it against Lessee's next annual escrow payments. The amount of the monthly rental and the initial monthly escrow payments are as follows:

     (1)   Base Rent as set forth in Paragraph 2A (Months 1-36)..... $15,456.00
                                                                     ----------
     (2)   Tax Escrow Payment....................................... $ 3,108.00
                                                                     ----------
     (3)   Insurance Escrow Payment................................. $   252.00
                                                                     ----------
     (4)   Utility Charge........................................... $     ----
                                                                     ----------
     (5)   Common Area Charge....................................... $   168.00
                                                                     ----------
     (6)   Security Services........................................ $     ----
                                                                     ----------
     (7)   Other.................................................... $
                                                                     ----------
           Monthly Payment Total.................................... $18,984.00
                                                                     ==========


Months 1-36:   $15,456.00
Months 37-72:  $20,496.00
Months 73-96:  $25,956.00
Months 97-120: $26,376.00

     3.   TAXES.

     A. Lessor agrees to pay all taxes, assessments and governmental charges of any kind and nature (collectively referred to herein as "Taxes") that accrue against the Premises, and/or the land and/or improvements of which the Premises are a part. If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of assessments imposed on real estate and improvements thereon, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents from the Premises and/or the land and improvements of which the Premises are a part, then all such taxes, assessments, levies or charges, or the part, thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof. The Lessor shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Lessee agrees to pay its proportionate share of the cost of such consultant.

     B. Lessee shall be liable for all taxes levied or assessed against any personal property or fixtures placed in the Premises. If any such taxes are levied or assessed against Lessor or Lessor's property and (i) Lessor pays the same or (ii) the assessed value of Lessor's property is increased by inclusion of such personal property and fixtures and Lessor pays the increased taxes, then, upon demand Lessee shall pay to Lessor such taxes.

     4.   LESSOR'S REPAIRS.

     A. Lessor, at its own cost and expense, shall maintain the roof, foundation and the structural soundness of the exterior walls of the building of which the Premises are a part in good repair, reasonable wear and tear excluded. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Lessee shall immediately give Lessor written notice of defect or need for repairs, after which Lessor shall have reasonable opportunity to repair same or cure such defect.

     B. Lessor reserves the right to perform the paving, common area and landscape replacement and maintenance, exterior painting, common sewage line plumbing and any other items that are otherwise Lessee's obligations under Paragraph 5A, in which event, Lessee shall be liable for its proportionate share of the cost and expense of such repair, replacement, maintenance and other such items.

     C. Lessee agrees to pay its proportionate share of the cost of (i) maintenance and/or landscaping of any property that is a part of the building and/or project of which the Premises are a part, (ii) maintenance and/or landscaping of any property that is maintained or landscaped by any property owner or community owner association that is named in the restrictive covenants or deed restrictions to which the Premises are subject, and (iii) operating and maintaining any property, facilities or services provided for the common use of Lessee and other lessees of any project or building of which the Premises are a part.

     5.   LESSEE'S REPAIRS.

     A. Lessee, at its own cost and expense, shall (i) maintain all parts of the Premises, landscape and grounds surrounding the Premises (except those for which Lessor is expressly responsible hereunder) in good condition, (ii) promptly make all necessary repairs and replacements, (iii) keep the parking areas, driveways and alleys surrounding the Premises in a clean and sanitary condition, and (iv) maintain any spur track servicing the Premises, Lessee agrees to sign a joint maintenance agreement with the railroad company servicing the Premises if requested by the railroad company. Lessor shall have the right to coordinate all repairs and maintenance of any rail tracks serving or intended to serve the Premises and, if Lessee uses such rail tracks, Lessee shall reimburse Lessor from time to time, upon demand, for its proportionate share of the costs of such repairs and maintenance and any other sums specified in any agreement respecting such tracks to which Lessor is a party.

     B. Lessee and its employees, customers and licensees shall have the exclusive rights to use any parking areas that have been designated for such use by Lessor in writing, subject to (i) all rules and regulations promulgated by Lessor and (ii) rights of ingress and egress of other lessees. Lessor shall not be responsible for enforcing Lessee's parking rights against any third parties. Lessee agrees not to use more spaces than so provided.

     C. Lessee, at its own cost and expense, shall enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Lessor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The service contract must include all services suggested by the equipment manufacturer in its operations/maintenance manual and must become effective within thirty (30) days of the date Lessee takes possession of the Premises.

     6. ALTERATIONS. Lessee shall not make any alterations, additions or improvements to the Premises without the prior written consent of Lessor. Lessee, at its own cost and expense, may erect such shelves, bins, machinery and trade fixtures as it desires provided that (a) such items do not alter the basic character of the Premises or the building and/or improvements of which the Premises are a part; (b) such items do not overload or damage the same; (c) such items may be removed without injury to the Premises; and (d) the construction, erection or installation thereof complies with all applicable governmental laws, ordinances, regulations and with Lessor's specifications and requirements. All alterations, additions, improvements and partitions erected by Lessee shall be and remain the property of Lessee during the term of this Lease. All shelves, bins, machinery and trade fixtures installed by Lessee shall be removed on or before the earlier to occur of the date of termination of this Lease or vacating the Premises, at which time Lessee shall restore the Premises to their original condition except for reasonable wear and tear. All alterations, installations, removals and restoration shall be performed in a good and workmanlike manner so as not to damage or alter the primary structure or structural qualities of the buildings and other improvements situated on the Premises or of which the Premises are a part.

     7. SIGNS. Any signage Lessee desires for the Premises shall be subject to Lessor's written approval and shall be submitted to Lessor prior to the commencement date of this Lease. Lessee shall repair, paint, and/or replace the building facial surface to which its signs are attached upon vacation of the Premises, or the removal or alteration of its signage. Lessee shall not, (i) make any changes to the exterior of the Premises, (ii) install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or (iii) erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Lessor's prior written consent. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall conform in all respects to the criteria established by Lessor.

     8. UTILITIES. Lessor agrees to provide normal water and electricity service to the Premises. Lessee shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or at the Premises, together with any taxes, penalties, surcharges or the like pertaining to the Lessee's use of the Premises, and any maintenance charges for utilities. Lessor shall have the right to cause any of said services to be separately metered to Lessee, at Lessee's expense. Lessee shall pay its pro rata share, as reasonably determined by Lessor, of all charges for jointly metered utilities. Lessor shall not be liable for any interruption or failure of utility service on the Premises.

     9.   INSURANCE.

     A. Lessor shall maintain insurance covering the buildings situated on the Premises or of which the Premises are a part in an amount not less than eighty percent (80%) of the "replacement cost" thereof insuring against the perils of Fire, Lightning, Extended Coverage, Vandalism and Malicious Mischief.

     B. Lessee, at its own expense, shall maintain during the term of this Lease a policy or policies of worker's compensation and comprehensive general liability insurance, including personal injury and property damage, with contractual liability endorsement. In the amount of Five Hundred Thousand Dollars ($500,000.00) for property damage and One Million Dollars ($1,000,000.00) per occurrence for personal injuries or deaths of persons occurring in or about the Premises. Lessee, at its own expense, also shall maintain during the term of this Lease, fire and extended coverage insurance covering the replacement cost of (i) all alterations, additions, partitions and improvements installed or placed on the Premises by Lessee or by Lessor on behalf of Lessee and (ii) all of Lessee's personal property contained within the Premises. Said policies shall (i) be issued by an insurance company which is acceptable to Lessor, and (ii) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice shall have been given to Lessor. Said policy or policies or certificates thereof shall be delivered to Lessor by Lessee upon commencement of the term of the Lease and upon each renewal of said insurance.

     C. Lessee will not permit the Premises to be used for any purpose or in any manner that would (i) void the insurance thereon, (ii) increase the insurance risk, or (iii) cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the building of which the Premises are a part is caused by Lessee's use of the Premises, or because Lessee vacates the Premises, then Lessee shall pay the amount of such increase to Lessor.

     10.  FIRE AND CASUALTY DAMAGE.

     A. If the Premises or the building of which the Premises are a part should be damaged or destroyed by fire or other peril, Lessee immediately shall give written notice to Lessor. If the buildings situated upon the Premises or of which the Premises are a part should be totally destroyed by any peril not covered by the insurance to be provided by Lessor under Paragraph 9A above, or if they should be so damaged thereby that, in Lessor's reasonable estimation, rebuilding or repairs cannot be completed within one hundred eighty (180) days after the date of such damage, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

     B. If the buildings situated upon the Premises or of which the Premises are a part, should be damaged by any peril covered by the insurance to be provided by Lessor under Paragraph 9A above, and in Lessor's reasonable estimation, rebuilding or repairs can be substantially completed within one hundred eighty (180) days after the date of such damage, this Lease shall not terminate, and Lessor shall restore the Premises to substantially its previous condition, except that Lessor shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements that may have been constructed, erected or installed in, or about the Premises or for the benefit of, or by or for Lessee. If such repairs and rebuilding have not been substantially completed within one hundred eighty (180) days after the date of such damage, Lessee, as Lessee's exclusive remedy, may terminate this Lease by delivering written notice of termination to Lessor in which event the rights and obligations hereunder shall cease and terminate.

     C. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Lessor shall have the right to terminate this Lease by delivering written notice of termination to Lessee within fifteen (15) days after such requirement is made known by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     D. Anything in this Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the Premises, improvements to the building of which the Premises are a part, or personal property (building contents) within the building and/or Premises, for any reason regardless of cause or origin. Each party to this Lease agrees immediately after execution of this Lease to give each insurance company, which has issued to its policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and if necessary, to have the insurance policies properly endorsed.

     12. USE. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Lessee and Lessee's permitted assigns for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Lessor's prior written consent. Lessee shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and promptly shall comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the Premises, all at Lessee's sole expense. Lessee shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Lessor or any other lessees of the building in which the Premises are a part.

     13. INSPECTION. Lessor and Lessor's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours, to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease. During the period that is six (6) months prior to the end of the Lease term, upon telephonic notice to Lessee, Lessor and Lessor's representatives may enter the Premises during business hours for the purpose of showing the Premises. In addition, Lessor shall have the right to erect a suitable sign on the Premises stating the Premises are available. Lessee shall notify Lessor in writing at least thirty (30) days prior to vacating the Premises and shall arrange to meet with Lessor for a joint inspection of the Premises prior to vacating. If Lessee fails to give such notice or to arrange for such inspection, then Lessor's inspection of the Premises shall be deemed correct for the purpose of determining Lessee's responsibility for repairs and restoration of the Premises.

     14.  ASSIGNMENT AND SUBLETTING.

     A. Lessee shall have the right to assign, sublet, transfer or encumber this Lease, or any interest therein, with the prior written consent of Lessor, which consent will not be unreasonably withheld. Any attempted assignment, subletting, transfer or encumbrance by Lessee in violation of the terms and covenants of this Paragraph shall be void. Notwithstanding the foregoing, Lessee shall have the right to assign this Lease to any affiliate (as such term is defined in the Securities Act of 1933) provided that such assignment is in form satisfactory to Lessor. Any assignee, sublessee or transferee of Lessee's interest in this Lease (all such assignees, sublessees and transferees being hereinafter referred to as "Transferees"), by assuming Lessee's obligations hereunder, shall assume liability to Lessor for all amounts paid to persons other than Lessor by such Transferees in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Lessor or not or permitted hereunder shall relieve Lessee of its liability hereunder. If an event of default occurs while the Premises or any part thereof are assigned or sublet, then Lessor, in addition to any other remedies herein provided, or provided by law, may collect directly from such Transferee all rents payable to the Lessee and apply such rent against any sums due Lessor hereunder. No such collection shall be construed to constitute a novation or a release of Lessee from the further performance of Lessee's obligations hereunder. The sale or transfer of Lessee's stock is not a prohibited assignment.

     B. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. (S) 101 et seq., (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

     C. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Lessor an instrument confirming such assumption.

     15. CONDEMNATION. If more than eight percent (80%) of the Premises are taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking prevents or materially interferes with the use of the Premises for the purpose for which they were leased to Lessee, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective on the date of such taking. If less than eighty percent (80%) of the Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, this Lease shall not terminate, unless Lessor's and Lessee's determination that such condemnation so significantly impairs the purposes of this Lease that its legitimate intended uses are no longer practical but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances. All compensation awarded in connection with or as a result of any of the foregoing proceedings shall be the property of Lessor and Lessee hereby assigns any interest in any such award to Lessor; provided, however, Lessor shall have no interest in any award made to Lessee for loss of business or goodwill or for the taking of Lessee's fixtures and improvements, if a separate award for such items is made to Lessee.

     16. HOLDING OVER. At the termination of this Lease by its expiration or otherwise, Lessee immediately shall deliver possession to Lessor with all repairs and maintenance required herein to be performed by Lessee completed.
If, for any reason, Lessee retains possession of the Premises after the expiration or termination of this Lease, unless the parties hereto otherwise agree in writing, such possession shall be subject to termination by either Lessor or Lessee at any time upon not less than ten (10) days advance written notice, and all of the other terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor from time to time, upon demand, as rental for the period of such possession, an amount equal to 150% the rent in effect on the termination date, computed on a daily basis for each day of such period. No holding over by Lessee, whether with or without consent of Lessor shall operate to extend this Lease except as otherwise expressly provided. The preceding provisions of this Paragraph 16 shall not be construed as consent for Lessee to retain possession of the Premises in the absence of written consent thereto by Lessor.

     17. QUIET ENJOYMENT. Lessor covenants that on or before the commencement date it will have good title to the Premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this Lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the intended use of such property, and easements, restrictions and other conditions of record. If this Lease is a sublease, then Lessee agrees to take the Premises subject to the provisions of the prior Leases. Lessor represents that it has the authority to enter into this Lease and that so long as Lessee pays all amounts due hereunder and performs all other covenants and agreements herein set forth, Lessee shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Lessor, subject to the terms and provisions of this Lease.

     18. EVENTS OF DEFAULT. The following events (herein individually referred to as "event of default") each shall be deemed to be events of nonperformance by Lessee under this Lease:

          A. Lessee shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Lessor required herein when due, and such failure shall continue for a period of five (5) days following written notice of such failure. For purposes of this
     Section 18A., "written notice" shall include Lessor's standard invoicing documents.

          B. The Lessee or any guarantor of the Lessee's obligations hereunder shall (i) become insolvent; (ii) admit in writing its inability to pay its debts; (iii) make a general assignment for the benefit of creditors; (iv) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property; or (v) take any action to authorize or in contemplation of any of the actions set forth above in this Paragraph.

          C. Any case, proceeding or other action against the Lessee or any guarantor of the Lessee's obligations hereunder shall be commenced seeking
     (i) to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent; (ii) reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (iii) appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (a) results in the entry of an order for relief against it which it is not fully stayed within seven (7) business days after the entry thereof or (b) shall remain undismissed for a period of forty-five (45) days.

          D. Lessee shall (i) vacate all or a substantial portion of the Premises or (ii) fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Lessee is in default of the rental payments due under this Lease.

          E. Lessee shall fail to discharge any lien placed upon the Premises in violation of Paragraph 21 hereof within twenty (20) days after any such lien or encumbrance is filed against the Premises.

          F. Lessee shall fail to comply with any term, provision or covenant of the Lease (other than those listed in this Paragraph 18), and shall not cure or commence to cure such failure within thirty (30) days after written notice thereof to Lessee and thereafter diligently prosecute such cure to completion.

     19.  REMEDIES.

     A. Upon each occurrence of an event of default, Lessor shall have the option to pursue any one or more of the following remedies without any notice or demand:

          (1)  Terminate this Lease; and/or

          (2) Enter upon and take possession of the Premises without terminating this Lease; and/or

          (3) Alter all locks and other security devices at the Premises with or without terminating this Lease, and pursue, at Lessor's option, one or more remedies pursuant to this Lease, Lessee hereby specifically waiving any state or federal law to the contrary;

and in any such event Lessee immediately shall surrender the Premises to Lessor, and if Lessee fails so to do, Lessor, without waiving any other remedy it may have, may enter upon and take possession of the Premises and expel or remove Lessee and any other person who may be occupying such Premises or any part thereof, without being liable for prosecution or any claim of damages therefor.

     B. If Lessor terminates this Lease, at Lessor's option, Lessee shall be liable for and shall pay to Lessor, the sum of all rental and other payments owed to Lessor hereunder accrued to the date of such termination, plus, as liquidated damages, an amount equal to (1) the present value of the total rental and other payments owed hereunder for the remaining portion of the Lease term, calculated as if such term expired on the date set forth in Paragraph 1, less
(2) the then present fair market rental value of the Premises for such period, which because of the difficulty of ascertaining such value, Lessor and Lessee stipulate and agree, shall in no event be deemed to exceed seventy-five percent (75%) of the rental amount set forth in Paragraph 2 above.

     C. If Lessor repossesses the Premises without terminating the Lease, Lessee, at Lessor's option, shall be liable for and shall pay Lessor on demand all rental and other payments owed to Lessor hereunder, accrued to the date of such repossession, plus all amounts required to be paid by Lessee to Lessor until the date of expiration of the term as stated in Paragraph 1, diminished by all amounts received by Lessor through reletting the Premises during such remaining term (but only to the extent of the rent herein reserved). Actions to collect amounts due by Lessee to Lessor under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Lessor's waiting until expiration of the Lease term.

     D. Upon an event of default, in addition to any sum provided to be paid herein, Lessee also shall be liable for and shall pay to Lessor (i) brokers' fees incurred by Lessor in connection with reletting the whole or any part of the Premises; (ii) the costs of removing and storing Lessee's or other occupant's property; (iii) the costs of repairing, altering, remodeling or otherwise putting the Premises into condition acceptable to a new Lessee or Lessees; and (iv) all reasonable expenses incurred by Lessor in enforcing or defending Lessor's rights and/or remedies. If either party hereto institute any action or proceeding to enforce any provision hereof by reason of any alleged breach of any provision of this Lease, the prevailing party shall be entitled to receive from the losing party all reasonable attorneys' fees and all court costs in connection with such proceeding.

     E. In the event Lessee fails to make any payment due hereunder within 15 days of when payment is due, to help defray the additional cost to Lessor for processing such late payments, Lessee shall pay to Lessor on demand a late charge in an amount equal to five percent (5%) of such installment; and the failure to pay such amount within ten (10) days after demand therefor shall be an additional event of default hereunder. The provision for such late charge shall be in addition to all of Lessor's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Lessor's remedies in any manner.

     F. Exercise by Lessor of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises by Lessor, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee. Lessee and Lessor further agree that forbearance by Lessor to enforce its rights pursuant to the Lease at law or in equity, shall not be a waiver of Lessor's right to enforce one or more of its rights in connection with any subsequent default.

     G. In the event of termination and/or repossession of the Premises for an event of default, Lessor shall use reasonable efforts to relet the Premises and to collect rental after reletting; provided, that, Lessee shall not be entitled to credit or reimbursement of any proceeds in excess of the rental owed hereunder. Lessor may relet the whole or any portion of the Premises for any period, to any Lessee and for any use and purpose.

     H. If Lessor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Lessee specifying such failure, Lessee's exclusive remedy shall be an action for damages, except as stated to the contrary in this Lease. Unless and until Lessor fails to so cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. All obligations of Lessor hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Lessor only during the period of its possession of the Premises and not thereafter.
The term "Lessor" shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Lessor thereafter accruing, but such covenants and obligations shall be binding during the Lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Lessor shall not have any personal liability hereunder. In the event of any breach or default by Lessor in any term or provision of this Lease, Lessee agrees to look solely to the equity or interest then owned by Lessor in the Premises or of the building of which the Premises are a part; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Lessor.

     I. If Lessor repossesses the Premises pursuant to the authority herein granted, then Lessor shall have the right to (i) keep in place and use or (ii) remove and store all of the furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Lessee at all times prior to any foreclosure thereon by Lessor or repossession thereof by any Lessor thereof or third party having a lien thereon. Lessor also shall have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") who presents to Lessor a copy of any instrument represented by Claimant to have been executed by Lessee (or any predecessor of Lessee) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Lessor to inquire into the authenticity or legality of said instrument. The rights of Lessor herein stated shall be in addition to any and all other rights that Lessor has or may hereafter have at law or in equity; and Lessee stipulates and agrees that the rights herein granted Lessor are commercially reasonable.

     J. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent.

     K. This is a contract under which applicable law excuses Lessor from accepting performance from (or rendering performance to) any person or entity other than Lessee.

     L. Lessor shall at all times use its best efforts to mitigate its damages.

     20. MORTGAGES. Lessee accepts this Lease subject and subordinate to any mortgages and/or deeds of trust now or at any time hereafter constituting a lien or charge upon the Premises or the improvements situated thereon or the building of which the Premises are a part, provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Lessee's interest in this Lease superior to any such instrument, then by notice to Lessee from such mortgagee, trustee or holder, this Lease shall be deemed superior to such lien, whether this Lease was executed before or after said mortgage or deed of trust. Lessee, at any time hereafter on demand, shall execute any instruments, releases or other documents that may be required by any mortgagee for the purpose of subjecting and subordinating this Lease to the lien of any such mortgage. See Exhibit D Paragraph "O".

     21. MECHANIC'S LIENS. Lessee has no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind the interest of Lessor or Lessee in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Lessee, including those who may furnish materials or perform labor for any construction or repairs. Lessee covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises and that it will save and hold Lessor harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Lessor in the Premises or under the terms of this Lease. Lessee agrees to give Lessor immediate written notice of the placing of any lien or encumbrance against the Premises.

     22.  MISCELLANEOUS.

     A. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

     B. In the event the Premises constitute a portion of a multiple occupancy building, Lessee's "proportionate share", as used in this Lease, shall mean a fraction, the numerator of which is the space contained in the Premises and the denominator of which is the entire space contained in the building.

     C. The terms, provisions and covenants and conditions contained in this Lease shall run with the land and shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, executors, personal representatives, legal representatives, successors and assigns, except as otherwise herein expressly provided. Lessor shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

     D. Lessor shall not be held responsible for delays in the performance of its obligations hereunder when caused by material shortages, acts of God or labor disputes.

     E. Lessee agrees, from time to time, within ten (10) days after request of Lessor, to deliver to Lessor, or Lessor's designee, a Certificate of Occupancy and an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other factual matters pertaining to this Lease as may be requested by Lessor. It is understood and agreed that Lessee's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Lessor's execution of this Lease. Lessee shall have a reciprocal right to receive an estoppel certificate from Lessor upon 10 days written demand.

     F. This Lease constitutes the entire understanding and agreement of the Lessor and Lessee with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Lessor and Lessee with respect thereto. Lessor and Lessee each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Lessor or Lessee, or anyone acting on behalf of Lessor or Lessee, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect. This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     G. All obligations of Lessee hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation, all payment obligations with respect to taxes and insurance and all obligations concerning the condition and repair of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Lessee vacating the Premises, Lessee shall pay to Lessor any amount reasonably estimated by Lessor as necessary to put the Premises, including without limitation, all heating and air conditioning systems and equipment therein, in good condition and repair, reasonable wear and tear excluded, Lessee shall also, prior to vacating the Premises pay to Lessor the amount, as estimated by Lessor, of Lessee's obligation hereunder for real estate taxes and insurance premiums for the year in which the Lease expires or terminates. All such amounts shall be used and held by Lessor for payment of such obligations of Lessee hereunder, with Lessee being liable for any additional costs therefor upon demand by Lessor, or with any excess to be returned to Lessee after all such obligations have been determined and satisfied as the case may be. Any security deposit held by Lessor shall be credited against the amount due from Lessee under this Paragraph 22G.

     H. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

     I. All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this Lease.

     J. Lessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than Harry B. Lucas Commercial & Industrials, Inc. and Lessee agrees to indemnify and hold Lessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Lessee with regard to this leasing transaction.

     K. If and when included within the term "Lessor", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address for the receipt of notices and payments to Lessor. If and when included within the term "Lessee", as used in this instrument, there is more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Lessee. All parties included within the terms "Lessor" and "Lessee", respectively shall be bound by notices given in accordance with the provisions of Paragraph 25 hereof to the same effect as if each had received such notice.

     23. SECURITY SERVICE. Lessee agrees to pay the proportionate share of the cost of monitoring, repair and maintenance of the burglar alarm systems, water flow detection systems and other protective security equipment installed on the Premises and/or the building of which the Premises are a part, including the cost of any license or permit or user charge required for such security systems. Lessor has entered into an agreement with a third party for the monitoring, maintenance and repair. Lessor shall not be liable to Lessee for any damages, costs or expenses which occur for any reason in the event such security system is not properly installed, monitored or maintained.

     24. NOTICES. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivering of notice or the making of any payment by Lessor to Lessee or with reference to the sending, mailing or delivering of any notice or the making of any payment by Lessee to Lessor shall be deemed to be complied with when and if the following steps are taken:

          (a) All rent and other payments required to be made by Lessee to Lessor hereunder shall be payable to Lessor at the address for Lessor set forth below or at such other address as Lessor may specify from time to time by written notice delivered in accordance herewith. Lessee's obligation to pay rent and any other amounts to Lessor under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Lessor. In addition to base rental due hereunder, all sums of money and all payments due Lessor hereunder shall be deemed to be additional rental owed to Lessor.

          (b) All payments required to be made by Lessor to Lessee hereunder shall be payable to Lessee at the address set forth below, or at such other address within the continental United States as Lessee may specify from time to time by written notice delivered in accordance herewith.

          (c) Any written notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

     25. ADDITIONAL PROVISIONS. See Exhibits A-F attached hereto and incorporated by reference herein, the provisions of which shall supersede and control the provisions of Sections 1-25 of this Lease to the extent of any inconsistency.

     EXECUTED BY LESSOR, this 30th day of August, 1990.

Attest/Witness                          ADAMS PROPERTY ASSOCIATES
                                        -------------------------

/s/ Diana Brown                         By: /s/ Adams Property Associates
----------------------------               -------------------------------

Title:                                  Title:  Vice President
      ----------------------                  -----------------------
                                        ADDRESS:

                                        333 Texas Street
                                        -----------------------------
                                        Suite 1450
                                        -----------------------------
                                        Shreveport, Louisiana  71101
                                        -----------------------------

                                        -----------------------------

     EXECUTED BY LESSEE, this 15th day of August, 1990.

                                        LESLIE'S POOL MART
                                        ------------------
Attest/Witness                          A CALIFORNIA CORPORATION

/s/ Cheryl L. Ellicott                  By: /s/ Hugh Pierce
---------------------------                ----------------------------

Title:                                  Title:        EVP
      ---------------------                   -------------------------

                                        ADDRESS:

                                        20222 Plummer Street
                                        ----------------------------------
                                        P.O. Box 2108
                                        ----------------------------------
                                        Chatsworth, California  91313-2108
                                        ----------------------------------

                                        ----------------------------------

                                        By
                                          --------------------------------

                                   EXHIBIT A
                                   ---------

     100,800 square feet of the western section (designated as Space 100 on page two of this Exhibit "A") of the property described as follows:

     Being situated in the John J. Metcalf Survey, Abstract No. 885, and located in City Block 8032, City of Dallas, Dallas Country, Texas, and being more particularly described as follows:

          Beginning at a point in the north line of Ledbetter Drive, said point being 10.0 feet east. of the east line of Dan Morton Drive as shown on the file plat of Dedication of' Dan Morton Drive and Investment Drive Redbird Industrial Park West, an addition to the City of Dallas, Texas, according to the plat thereof recorded in Volume 77083, at page 0008 of the Deed Records of Dallas Country, Texas;

          Thence North 45 degrees 16 minutes West 14.16 feet to corner; Thence North 0 decrees 21 minutes West along the east line of Dan Morton Drive 1119.0 feet to corner;

          Thence North 89 degrees 38 minutes, 30 seconds east 400.0 feet to corner; Thence South 0 degrees 21 minutes 30 seconds east 1130.24 feet to corner; Thence South 89 degrees 49 minutes 10 seconds west along the north line of Ledbetter Drive 390.0 feet to place of beginning.

     This tract of land contains 451,798 square feet or 10.2/19 acres of land.

     Being now known as Lot 1 in Block 5/8032 of the SIXTH SECTION OF RED BIRD INDUSTRIAL PARK WEST, an Addition to the City of Dallas, Texas, according to the Map thereof as recorded, in Volume 79218, Page 1062, Map Records, Texas.

                                   EXHIBIT A
                                   ---------
                                  (CONTINUED)


                           [FLOOR PLAN APPEARS HERE]

                                   EXHIBIT B
                              HAZARDOUS SUBSTANCES
                              --------------------

     The term "Hazardous Substances," as used in this Lease shall mean pollutants, contaminants, toxic or hazardous wastes, or any other substances, the removal of which is required or the use of Which is restricted, prohibited or penalized by an "Environmental Law," which term shall mean any federal, state or local law, ordinance or other statute of a governmental or quasi-governmental authority relating to pollution or protection of the environment.

     Lessee hereby agrees that:

     1. No activity will be conducted on the Premises that will produce any Hazardous Substance except for such activities that are necessary or useful to Lessee's legitimate business activities (the "Permitted Activities") provided said Permitted Activities are conducted in accordance with all Environmental Laws; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency which are directly indirectly related to the Permitted Activities.

     2. The Premises will not be used in any manner for the storage of Hazardous Substances except for the storage of such materials that are necessary or useful to Lessee's legitimate business activities (the "Permitted Materials"), provided such Permitted Materials are properly stored in a manner and location meeting all Environmental Laws; Lessee shall be responsible for obtaining any required permits and paying any fees and providing any testing required by any governmental agency which are directly or indirectly related to the Permitted Materials.

     3.  No portion of the Premises will be used as a landfill or a dump.

     4.  Lessee will not install any underground tanks of any type.

     5. Lessee will not allow any surface or subsurface conditions to exist or come into existence that constitute, or with the passage of time, may constitute a public or private nuisance.

     6. Lessee will not permit any Hazardous Substances to be brought onto the Premises, except for the Permitted Materials, and if so brought or found located thereon, the same shall immediately be removed, with proper disposal, and all required cleanup procedures shall be diligently undertaken pursuant to all Environmental Laws. Lessor or Lessor's representative shall have the right but not the obligation to enter the premises upon reasonable notice for the purposes of inspecting the storage, use and disposal of Permitted Materials to ensure compliance with all Environmental Laws. Should it be determined that said Permitted Materials are being improperly stored, used, or disposed of, then Lessee shall immediately take such corrective action as required by Lessor. Should Lessee fail to take such corrective action within twenty-four

EXHIBIT B cont.
Page 2 of 3

     (24) hours, Lessor shall have the right to perform such work and Lessee shall promptly reimburse Lessor for any and all reasonable ("reasonable" to be determined by reference to applicable Environmental Laws) costs associated with said work.

     If at any time during or after the term of the Lease, Lessee breaches or if it is discovered that Lessee has breached any provision of this Exhibit "B", which breach or breaches, singular, collectively, directly or indirectly result or have resulted in the contamination of the Premises by one or more Hazardous Substances, Lessee shall diligently institute proper and thorough cleanup procedures at Lessee's sole cost, and Lessee agrees to indemnify and hold Lessor and its partners, venturers, beneficiaries, affiliates, employees, contractors, agents and representatives harmless from all reasonable claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a direct or indirect result of such contamination. Without limiting the generality of the foregoing, the indemnification provided by this paragraph shall specifically cover any and all expenses and costs (including any legal fees or costs incurred in determining liability) incurred by Lessor in clean-up, removal, remedial or restoration work required by any federal, state or local government agency or political subdivision or third party because of the presence of any Hazardous Substance in the soil or ground water on or under the Premises, including any improvements located thereon.

     Lessor understands that Lessee will be storing swimming pool chemicals on the Premises. As noted in Exhibit D, Lessor will be constructing chemical containment and flammable rooms for the Lessee's use for the storage of combustible oxidizing compounds.

     Lessor agrees to indemnify, defend and hold Lessee and its shareholders, officers, affiliates, employees, contractors, agents and representatives harmless from any and all reasonable claims, demands, actions, liabilities, costs, expenses, damages and obligations of any nature arising from or as a direct or indirect result of the presence or release of any Hazardous Substance in or into the air, soil, surface water or ground water at, on, about, under or within the Premises, or any portion thereof, except for contamination by Hazardous Substances caused by Lessee after Lessor's execution of this Lease. Without limiting the generality of the foregoing, the indemnification provided by this paragraph, shall specifically cover any and all expenses and costs (including any legal fees or costs incurred in determining liability) incurred by Lessee in clean-up, removal, remedial or restoration work required by any federal, state or local government agency or political subdivision or third party because of the presence of any Hazardous Substance in the soil or ground water on or under the Premises, including any improvements located thereon.

     Each of the covenants and agreements of Lessor and Lessee set forth in this Exhibit "B" shall survive the expiration or earlier termination of this Lease.

EXHIBIT B cont.
Page 3 of 3

     Lessor hereby represents and warrants to the best of its knowledge that there has been no lank, spill, release, discharge, emissions, installation or disposal of any Hazardous Substance in, on or about the Premises to date and that to the best of its knowledge the soil, ground water, and improvements on or under the Premises are free of any Hazardous Substance as of the date of this Lease. In the event that Lessor shall determine after the date of the Lease that any of the foregoing is untrue, Lessor shall promptly notify Lessee of said new information in writing.

                                   EXHIBIT C
                                   ---------

     TRUST EXCULPATION: Lessor is ADAMS PROPERTY ASSOCIATES, a Georgia General
     -----------------
Partnership composed of Continental Mortgage and Equity Trust and Income Special Associates, a California General Partnership as managing partner composed of National Income Realty Trust, a California business trust, and Continental Mortgage and Equity Trust, a California business trust. The Declarations of Trust, as amended, establishing National Income Realty Trust and Continental Mortgage and Equity Trust, California business trusts (collectively, the "Trusts" and severally, "Trust") , dated October 31, 1978 and August 27, 1980, respectively, copies of which, together with all amendments thereto (the "Declaration") , are duly recorded in the office of the recorder of the county of Alameda, State of California, provide with respect to each Trust that:

     (a) The Trustees shall conduct the Trust's activities in the name of the Trust;

     (b) The name of the Trust refers to the Trustees collectively as trustee, but not Individually or personally;

     (c) No trustee, shareholder, officer, employee or agent shall have any personal liability, jointly or severally, for any obligation of or claim against the Trust; and

     (d) All persons dealing with the Trust, in any way, must look solely to the assets of the Trust for payment of any claims against the Trust.

     Accordingly, Lessee agrees to look solely to the respective assets of each Trust for the enforcement of any claims against either National Income Realty Trust or Continental Mortgage and Equity Trust.

                                   EXHIBIT D
                                   ---------
A.   LEASE COMMENCEMENT:
     ------------------

     Commencement date shall be the later of October 1, 1990, the successful termination of the existing lease agreement for the Premises between Lessor and Goody Products, Inc., or upon the issuance of a Certificate of Occupancy (provided that such Certificate of Occupancy is not delayed due to Lessee's failure to comply with reasonable requirements for issuance of a Certificate of Occupancy, Lessee's failure to cooperate and provide pertinent information to effect the finish-out improvements as per Section C of this Exhibit "D," or delays caused by Lessee's change orders). Lessee shall use its best efforts to ensure an October 1, 1990 commencement date.

     Notwithstanding the foregoing, if all plans and drawings for the finish-out improvements described in Exhibit "E" attached hereto and in Section C of this Exhibit "D" are not approved by the applicable agencies and departments of the City of Dallas on or before August 20, 1990, then either party shall have the right to immediately terminate this Lease upon written notice. Further, if a Certificate of Occupancy is not issued through no fault of Lessee on or before November 15, 1990, then either party shall have the right to immediately terminate this Lease upon written notice.

B.   RENTAL ABATEMENT:
     ----------------
     The total monthly payment for months 2-7 shall be waived. (six months total)

C.   LESSEE IMPROVEMENTS:
     -------------------

     Lessor will provide finish-out improvement, in accordance with applicable re-building and zoning improvements and codes, as per the working drawings attached hereto as Exhibit "E," as approved by Lessor and Lessee, including the following:

     1.   Construction of two chemical containment rooms

          A.   Class 3 oxidizer room:  4,592 square feet (56' x 82')

          B.   Class 1 and 2 oxidizer room: 6,150 square feet (75' x 82')

          These rooms must be completed by city fire code and building
                      ----
          requirements and will contain four 101 x 101 overhead firedoors for access.

     2.   Construction of flammable room 990 square feet (22' x 45')
          This room must be completed to city fire code and building
                    ----
          requirements and will contain one 10' x 10' overhead firedoor for access.

     3. Refurbishment of existing office (painting, new carpet, new tile for the lunchroom), minor modifications to layout (shown in item 14 below).

EXHIBIT D. cont.
Page 2 of 6

     4. Installation of 11 additional dock levelers at Dock #'s 2, 3, 6, 7, 7, 11, 12, 13, 14, 15 and 16. These levelers must meet the following minimum specifications:

          A.   Must be 6' x 8'

          B.   25,000 lb capacity

          C.   20" lip

          Note:  Existing levelers will remain at dock #'s 5, 8 and 10.
     5.   Installation of dock shelters to dock #'s 2 through 16.

     6. Add dock lights to dock #'s 2 through 16 (comparable to Tripp light model DL 60/300 watt with double arm).

     7.   Add day gates to docks #'s 1, 5, 7, 9, 11, 13, 15, 17, 22, 25, and all six rail doors.

     8. Installation of permanently fixed wheel chocks to docks #'s 2 through 16.

     9. Realignment of warehouse lighting based on the following lighting specifications and racking configuration. This also includes the addition of metal halide-type lighting as required (see warehouse racking layout).

          The minimum power requirement is 40' candle power at 3' elevation for all high bay storage areas, bulk stock, docks and other circulation areas. 60' candle power at 3' elevation for all repack areas and filter assembly area.

     10. Construction of a warehouse receiving office (10' x 10') at the northeast end of the existing warehouse restroom. This office will also contain heating/air condition units.

     11.  Dock #17 will contain a concrete ramp for access to ground level.

     12.  Encase or repair badly damaged column.

     13. All areas of the warehouse must be covered by adequate sprinkler coverage to meet city fire and building codes.

     14.  Office layout revisions:

          1.  Complete painting in one color

          2.  New carpet, cost not to exceed $10.00 per square yard, installed

          3. New tile for lunchroom, cost not to exceed $10.00 per square yard, installed

          4.  Add 36" x 60" sliding glass window to Office No. 1

          5.  Add warehouse entry door to Office No. 1

EXHIBIT D. cont.
Page 3 of 6

          6.  Add two 36" x 60" sliding glass windows to office No. 3

          7. Change existing glass window to a sliding glass window in office No. 2

     Lessee shall pay to Commercial Finish Group $85,000.00 cash upon the execution of this Lease as Lessee's total contribution towards finish-out improvements.* This amount is refundable if this Lease is terminated for any reason within 180 days of execution. Provided, however, notwithstanding the foregoing provision as to Lessee's contribution to finish-out improvements, Lessee shall be additionally responsible for and shall pay to Lessor, upon five (5) days written demand, all costs associated with Lessee's alterations, additions or deletions to the finish-out improvements stated in this Section C, as well as all costs associated with Lessee's actions and/or inactions causing delays, alterations, additions or deletions to the finish-out improvements stated in this Section C, including, but not limited to failures to comply with the reasonable requests of Lessor or its contractors for logistical or informational cooperation. In this connection, Lessee will use its best efforts to ensure that all finish-out improvements described are effected at originally budgeted cost according to original plans and drawings in this Section C and Exhibit "E" attached hereto.

D.   SECURITY DEPOSIT:
     ----------------

     $21,336.00 to be held by Lessor, which shall bear interest at the rate of eight percent (8%) per annum payable to Lessee on an annual basis in the form of a credit against the rent payment due for the 12th month of each Lease year.

E.   RENEWAL OPTION:
     --------------

     Lessor hereby grants to Lessee two (2) options to extend the Lease term for additional term(s) of five (5) years each. The renewal option will be based on the prevailing market rate, terms and conditions at the time of renewal and to include a base year expense stop for the calendar year of renewal.

F.   RIGHT OF FIRST REFUSAL:
     ----------------------

     Lessor shall grant one right of first refusal during the term of the Lease, including extensions, on segregated space adjacent to the Premises (as per the site plan attached hereto as part of Exhibit "F"), subject to any existing lease or renewal options. Any exercise of such right shall be at the prevailing market rate, terms and conditions for such adjacent space. This right shall be exercisable by providing written notice to Lessor within 30 days of Lessor providing written notice to Lessee of the potential leasing of such adjacent space. Any adjacent space for which Lessee does not exercise its rights herein shall be fully leasable by Lessor after this 30 day period.

G.   ROOF MAINTENANCE:
     ----------------

     Prior to Lessee's occupancy (see Section A of this Exhibit "D"), weather permitting and subject to delays unavoidable by Lessor's contractor, Lessor at Lessor's sole cost and expense

* Leslie's Pool Mart will pay Commercial Finish Group, the contractor, the sum of $85,000.00 within 10 days of substantial completion. Leslie's Pool Mart shall be responsible for obtaining a lien waver from the contractor, the subcontractors, and suppliers upon payment of the $85,000.00.

EXHIBIT D. cont.
Page 4 of 6


     shall make preventative maintenance repairs to the roof in accordance with Exhibit "F" to this Agreement, including six ruptured blisters existing on the roof.

     During the first three (3) years of the Lease term, should Lessor not respond in a timely manner after written notice from Lessee (7 days, weather permitting) in addressing any necessary roof repairs, Lessee shall have the option to repair the roof at its cost and withhold rental payments to offset such cost. In addition, after inspections and confirmation by both parties' roof consultants that the roof needs to be replaced, Lessor will replace the roof at its sole cost and expense with a new retro-fit roof system. In any event, Lessor will replace the roof with a new retro-fit roof system with a. ten (10) year manufacturer's warranty by the end of the third year of the Lease Agreement.

H.   TAXES, UTILITIES AND INSURANCE PRORATIONS:
     -----------------------------------------

     Lessee shall have the right to review Lessor's supporting documentation relating to the method of calculating Lessee's pro rata cost of insurance, taxes, utilities or other charges allocatable to Lessee.

     Lessor is solely responsible for penalties and late fees relating to the delinquent payment of these expenses.
I.   CONDITION OF PREMISES/REPAIRS/ALTERATIONS:
     -----------------------------------------

     To ensure that all plumbing, lighting, air conditioning, heating, and loading doors will be in good and working order on the date the Premises is delivered to Lessee, Lessor and Lessee will conduct an inspection of the Premises within 10 days of substantial completion of the finish-out improvements described in Section C of this Exhibit "D" (such substantial completion to be determined by Lessor's contractor).

     Upon 30 days written notice to Lessor, Lessee shall have the right to perform any of the maintenance and repair duties of Lessor if needed in an emergency in order to minimize the disruption of Lessee's business if Lessor has not commenced with such maintenance or repair within such 30 day period.

     Lessor shall reimburse Lessee for the reasonable value of such maintenance or repairs upon 10 days written notice.

J.   CASUALTY/LIABILITY/DAMAGE/INDEMNIFICATION:
     -----------------------------------------

     In the event of partial destruction where repairs can be made within 180 days, rents will be abated during any period where Lessee's use is impaired to the extent of such impairment, on a pro rata square footage basis.

     Except for any claims, rights of recovery and causes of action that Lessor or Lessee have release against each other, Lessee and Lessor shall hold the other harmless from and defend the other against any and all claims or liability for any injury or damage caused by the negligence or willful misconduct of Lessor or Lessee or their respective agents, servants, employees or invitees: (i) to any person or property whatsoever occurring in, on or about the Premises or any part thereof and/or of the building of which the Premises

EXHIBIT D. cont.
Page 5 of 6

     are a part, including without limitation elevators, stairways passageways or hallways, (ii) arising from the conduct of management of any work done by the Lessee or Lessor in or about the Premises, (iii) arising from transactions of the Lessee or Lessor, and (iv) all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. The provisions of this Section J. shall survive the expiration or termination of this Lease with respect to any claims or liability occurring prior to such expiration or termination.

K.   SALE OF PREMISES:
     ----------------

     Lessor's obligations under the Lease shall continue in the event of the sale of the Premises unless the new owner of the Premises expressly assumes the obligations of Lessor under the Lease. In no event shall Lessor be relieved of liabilities accruing prior to such sale or conveyance.

L.   CONSENT TO ASSIGN/SUBLET:
     ------------------------
     Lessor shall not unreasonably withhold consent to assign or sublet the Premises.
M.   NON-STRUCTURAL ALTERATIONS:
     --------------------------

     Lessee may make de minimus non-structural alterations to the Premises
                     ----------
     provided that the reasonable value of such alterations do not exceed, in the aggregate, $3,000.00 during the Lease term. Such alterations shall comply with all applicable national, state, county and municipal laws, codes and ordinances and Lessee shall provide evidence of such compliance in the form of certificates, permits, licenses and other documents where required. In connection with such alterations, Lessee shall provide to Lessor any vendor's/contractor's drawings of such alterations and evidence of worker's compensation and liability insurance covering the activities attendant to the work to be performed in effecting such alterations within 30 days after the completion of such alterations. Lessee represents and warrants that it will use only competent and qualified vendors and contractors for such alterations.

N.   MISCELLANEOUS:
     -------------

     1. When consents are needed of Lessor under the Lease, they shall not be unreasonably withheld.

     2. Monthly rents and escrow payments are based on a rentable area of 100,800 square feet. Lessee shall have the right to re-measure the Premises and, if necessary, all payments to Lessor based on rentable area to be adjusted accordingly. Lessee shall have 20 days from the date of the execution of the Lease to inspect the Premises and notify Lessor of any discrepancies in square footage.

EXHIBIT D. cont.
Page 5 of 6

    3. All amounts paid to Lessor upon execution of this Lease by Lessee, including, but not limited to the first month's rent, security deposit and Lessee improvement contribution are refundable to Lessee should this Lease be terminated for Lessor's failure to deliver Promises in accordance with Section A of this Exhibit "D."

O.   NONDISTURBANCE, ATTORNMENT AND SUBORDINATION:
     --------------------------------------------

     Lessor agrees that prior to the commencement Date, it will provide Lessee with non-disturbance, attornment and subordination agreements in a form reasonably acceptable to Lessor and Lessee ("Non-Disturbance Agreements") from any ground lessors, mortgage holders or lien holders of Lessor now in existence. Lessor also agrees to provide Lessee with Non-Disturbance Agreements from any ground lessors, mortgage holders or lien holders of Lessor who later come into existence at any time after this Lease is executed, and prior to the expiration of the terms of this Lease in consideration of, and as a condition precedent to, Lessee's agreement to be bound by Paragraph 20 of the Lease. Lessor agrees to notify each prospective lender of the terms and conditions of this Lease and shall require such lender to provide Lessee with a Non-Disturbance Agreement. Lessor's failure to comply with this Paragraph O shall constitute a material breach of this Lease.

                                  EXHIBIT "E"
                                  -----------

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "E"
                                  -----------
                                  (CONTINUED)


                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "F"

                  [LETTERHEAD OF JOHN J. CAMPBELL CO., INC.]

July 20, 1990


Leslies Swimming Pool Co.
20222 Plummer St.
Chatsworth, CA  91311

ATTN: Mr. Charles Vasquez

RE:   Repairs to Goody Space Warehouse
      Dan Morton Drive
      Dallas, Texas

Gentlemen:

Upon your request we have inspected the above referenced building and below you will find our proposal for repair work to the Good Space side only.

1. The existing expansion joint joints will be cleaned and three coursed with a MBR Type modified bit cement. This type of repair will allow the expansion joint to continue to expand and contract without causing splits at the joint areas.

2. Broken gravel guard joints will be bumped back, cleaned, primed, three coursed, stripped and regraveled.

3.   All pitch pockets will be refilled and properly topped off.

4. All existing base flashing will be bumped back at roof level and torn out. We will then incorporate new wood fiber cant and mop down 170 Type modified bit base flashing.

5. All existing gutter in this area will be cleaned. Minor repairs will be made to gutter joints where necessary.

6. A portion of the existing gravel guard will be bumped back, stripped, and regraveled.

7. All debris incidental to our work will be hauled away and properly disposed of.

8.   All existing open (ruptured) blisters will be repaired.

EXHIBIT "F" cont.
Page 2 of 2

Leslies Swimming Pool Co.
Repairs Dan Morton Drive
July 20, 1990
Page Two


NOTE:    Although repair work carries no warranty, John J. Campbell Co. will do everything possible to prevent any problems that you may be having now and minimize any future problems that you may have.

We appreciate the opportunity of submitting this information and if we can be of any further assistance in the future, please feel free to contact us. We are looking forward to working with you on this project.

Sincerely,

John J. Campbell Co., Inc.

/s/ Richard C. Landers

Richard C. Landers
Project Manager

RCL/cc

                                  ASSIGNMENT

     THIS ASSIGNMENT (the "Assignment") is made and entered into this 27th day of March, 1992, by and between ADAMS PROPERTIES ASSOCIATES, a Georgia general partnership (hereinafter referred to as the "Assignor") composed of (i) Income Special Associates, a California general partnership having as its only general partners National Income Realty Trust and Continental Mortgage and Equity Trust, both California business trusts, and (ii) Continental Mortgage and Equity Trust, a California business trust, Adams Properties Associates being formerly named Sealy Consolidated Capital Properties (hereinafter referred to as the "Assignor") and SEALY SOUTHEASTERN, L.P., a Georgia limited partnership having as its only general partner Sealy venture II, L.P., a Georgia limited partnership (hereinafter referred to as the "Assignee").

                              W I T N E S S E T H:

     THAT, WHEREAS, Assignor has on even date herewith conveyed to Assignee certain premises located in Georgia, Tennessee and Texas and improvements located thereon, being more particularly described on Exhibit A attached hereto
                                                      ---------
and made a part hereof (collectively the "Premises").

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.0) in hand paid to Assignor by Assignee, at and with the execution and delivery of this Assignment, the mutual covenants contained herein and other good and valuable Consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee covenant and agree that:

     1.   Tenant Leases.  Assignor does hereby assign, transfer, sell, grant,
          -------------
convey, deliver and set over, without warranty or recourse, except for a warranty as to free and clear title except for the Permitted Exceptions (as hereinafter defined), unto Assignee, all of Assignor's right, title, interest, powers and privileges in and to each and every tenant lease relating to the Premises (hereinafter referred to as the "Leases"). Assignee hereby assumes Assignor's obligations as lessor in and to the Leases, including with respect to the tenants, security deposits, arising on and after the date of this Assignment. Assignor does hereby agree to indemnify and hold Assignee harmless as to tenant claims arising out of occurrences or obligations accruing prior to the date of this Assignment, including, without limitation, in respect to the tenants' security deposits, described on Exhibit C and with respect to any
                                         ---------
claims for tenants' security deposits which are not described on Exhibit C, and
                                                                 ---------
Assignee does hereby agree to indemnify and hold Assignor harmless as to tenant claims arising out of occurrences or obligations accruing on or after the date of this Assignment, including, without limitation, in respect to the tenants' security deposits described on Exhibit C. The indemnifications made in this
                               ---------
paragraph 1 shall survive the execution and delivery of this Assignment and the payment of all considerations hereof.

     2.   Service Agreements.  Assignor does hereby assign, transfer, sell,
          ------------------
grant, convey, deliver and set over, without recourse, to Assignee, all of Assignor's right, title, interest, powers and privileges in and to the maintenance, supply and service agreements and other agreements relating to the Premises that appear on Exhibit B attached hereto and made a part hereof.
                        ---------
Assignee hereby assumes all such agreements that appear in Exhibit B and all
                                                           ---------
obligations thereunder occurring or accruing on or after the date of this Assignment. Assignor does hereby agree to indemnify and hold Assignee harmless with respect to fees payable in connection with such agreements and contracts assumed by Assignee for all time periods before the date hereof. Assignee does hereby agree to indemnify and hold Assignor harmless with respect to fees payable in connection with such agreements and contracts assumed by Assignee for all time periods on or after the date hereof. The indemnifications made in this paragraph 2 shall survive the execution and delivery of this Assignment and the payment of all. considerations hereof.

     3.   Warranties and Guaranties.  Assignor does hereby assign, transfer,
          -------------------------
sell, grant, convey, deliver and set over unto Assignee, without recourse, all of Assignor's right, title, interest, powers and privileges in and under all guaranties and warranties from any contractor, subcontractor, vendor, manufacturer, supplier or other person in connection with the construction, manufacture, development, installation, operation and maintenance of any and all improvements, fixtures, equipment and personal property located on or used in connection with the Premises.

     4.   Licenses, Permits and Certificates.  Assignor does hereby assign,
          ----------------------------------
transfer, sell, grant, convey, deliver and set over unto Assignee, without recourse, all of Assignor's right, title, interest, powers and privileges in and under all assignable licenses, certificates and permits relating to the operation of the Premises.

     5.   Defined Terms.  All capitalized terms used in this Assignment, unless
          -------------
specified herein to the contrary, shall have the meanings ascribed to them in that certain Sales Contract dated March 6, 1992 between Assignor, as Seller and Assignee, as Purchaser, as same may have been amended through the date hereof, with respect to the acquisition and sale of 27 properties located in Georgia, Tennessee and Texas, and in that certain Sales Contract dated March 6, 1992 between Assignor, as Seller and Assignee, as Purchaser, as same may have been amended through the date hereof, with respect to the acquisition and sale of six properties located in Georgia and Tennessee.

     6.   Successors and Assigns.  This Assignment shall inure to the benefit of
          ----------------------
and be binding upon Assignor and Assignee, their respective successors and assigns, and legal representatives, and the term "Assignor" and "Assignee" shall mean and include their respective successors, assigns and legal representatives whenever used in this Assignment.

     7.   Governing Law.  This Assignment shall be construed under and enforced
          ---------
in accordance with the laws of the State of Georgia.

     8.   Time.  Time is of the essence of this Assignment.
          ----

     9.   Trust Disclaimers.  The Declarations of Trust, as amended,
          -----------------
establishing National Income Realty Trust and Continental Mortgage and Equity Trust, California business trusts (collectively, the "Trusts" and severally, "Trust"), dated June 15, 1987 and May 27, 1987, respectively, copies of which, together with all amendments thereto (the "Declaration"), are duly recorded in the office of the recorder of the County of Alameda, State of California, provide with respect to each Trust that (a) the Trustees shall conduct the Trust's activities in the name of the Trust, (b) the name of the Trust refers to the Trustees collectively as trustees, but not individually or personally, (c) no trustee, shareholder, officer, employee or agent shall have any personal liability, jointly or severally, for any obligation of, or claim against, the Trust, and (d) all persons dealing with the Trust, in any way, must look solely to the assets of the Trust for the payment of any claims against the Trust. Accordingly, Assignee agrees to look solely to the respective assets of each Trust for the enforcement of any claims against either National Income Realty Trust or Continental Mortgage and Equity Trust.

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and affixed their respective seals as of the day and year first above written.



                                       ASSIGNOR:

                                       ADAMS PROPERTIES ASSOCIATES, a Georgia
                                       general partnership

                                       By: Income Special Associates,
                                           a California general partnership,
                                           general partner

                                           By: National Income Realty Trust,a
                                               California business trust,
                                               general partner


                                               By:  /s/ Peter L. Larsen
                                                    ------------------------
                                                    Peter L. Larsen,
                                                    Vice President

                                                          (TRUST SEAL)

                                       By: Continental Mortgage and Equity
                                           Trust, a California business
                                           trust, general partner


                                           By: /s/ Peter L. Larsen
                                               -------------------------------
                                               Peter L. Larsen,
                                               Vice President

                                                        (TRUST SEAL)


                                       By:  Continental Mortgage and Equity
                                            Trust, a California business
                                            trust, general partner

                                           By: /s/ Peter L. Larsen
                                               -------------------------------
                                               Peter L. Larsen,
                                               Vice President

                                                        (TRUST SEAL)

                                       ASSIGNEE:

                                       SEALY SOUTHEASTERN, L.P., a Georgia
                                       general partnership

                                       By:  Sealy Venture II, L.P., a
                                            Georgia limited partnership,
                                            its sole general partner

                                            By: Sealy Industrial, Inc.,
                                                a Georgia corporation,
                                                its sole general partner


                                                By: /s/ Scott P. Sealy
                                                   --------------------------
                                                   Scott P. Sealy, President

                                                   (CORPORATE SEAL)

                                  EXHIBIT "A"

That certain property located at 4202 through 4250 Dan Morton Drive in the City of Dallas, Texas, described as follows:

Lot 1, Block 5, City Block 8032, Sixth Section, Redbird Industrial Park West, an Addition to the City of Dallas, Texas, according to Plat thereof recorded in Volume 79218, page 1062 of the Deed Records of Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a 1/2-inch iron rod set in the north line of Ledbetter Drive (100 foot right-of-way), said iron rod set being 10.0 feet east of the east line of Dan Morton Drive as shown on the file plat of dedication of Dan Morton Drive and Investment Drive, Redbird Industrial Park West, an Addition to the City of Dallas, Texas, according to the Plat thereof recorded in Volume 77083, page 8 of the Deed Records of Dallas County, Texas;

THENCE North 45 degrees 16 minutes West 14.16 feet to a 1/2-inch iron rod set in the east line of Dan Morton Drive (60 foot right-of-way);

THENCE North 0 degrees 21 minutes 30 seconds West along the east line of Dan Morton Drive 1119.00 feet to a 1/2-inch iron rod set for corner;

THENCE, leaving said east line, North 89 degrees 38 minutes 30 seconds East
400.0 feet to a 1/2-inch iron rod set for corner;

THENCE South 00 degrees 21 minutes 30 seconds East 1130.24 feet to a 1/2-inch iron rod found in the north line of Ledbetter Drive for corner;

THENCE South 89 degrees 49 minutes 10 seconds West along the north line of Ledbetter Drive 390.00 feet to the PLACE OF BEGINNING.

This tract of land containing 451,797 square feet or 10.3718 acres of land, more or less, as shown on plat of As-Built Survey of 4202-4250 Dan Morton Drive, City of Dallas, Dallas County, Texas prepared for Sealy Southeastern, L.P., Adams Properties Associates, Title Insurance Company of Minnesota and Confederation Life Insurance Company, prepared by Shields & Lee Surveyors, bearing the seal and certification of W.R. Lee, Texas Registered Professional Land Surveyor No. 2038, dated November 18, 1991.

                                  EXHIBIT "B"
                                  -----------

                               SERVICE CONTRACTS
                               -----------------



1.   Agreement with Kassell & Company for the following-described properties:

  -    1450-68 Chattahoochee, Atlanta, Georgia
  -    355 Fisk, Atlanta, Georgia
  -    825 Great Southwest Parkway, Atlanta, Georgia
  -    1435 Hills Place, Atlanta, Georgia
  -    4164 Northeast Expressway, Atlanta, Georgia
  -    4194 Northeast Expressway, Atlanta, Georgia
  -    3645 Oakcliff, Atlanta, Georgia
  -    1610 Southland Circle, Atlanta, Georgia
  -    999 Wharton, Atlanta, Georgia
  -    3510 Zip Industrial, Atlanta, Georgia
  -    3530 Zip Industrial, Atlanta, Georgia
  -    3538-44 Zip Industrial, Atlanta, Georgia
  -    3550 Zip Industrial, Atlanta, Georgia

2. Agreement with Garrett Professional Lawn Service for the following properties:

  -    4400 Delp, Memphis, Tennessee
  -    4590-98 Lamar, Memphis, Tennessee
  -    4606 Lamar, Memphis, Tennessee

3.   Agreement with GreenScape, Inc. for 4050 Getwell, Memphis, Tennessee.

4.   Agreements with K.C. Maintenance for the following properties:

  -    4000 Dan Morton, Dallas, Texas
  -    4202 Dan Morton, Dallas, Texas
  -    2005 Hightower, Dallas, Texas

5.   Agreements with Perennial Lawn Care for the following properties:

  -    4703-05 Greatland, San Antonio, Texas
  -    4615-4651 Greatland, San Antonio, Texas
  -    4926 Space Center, San Antonio, Texas
  -    5000-5006 Space Center, San Antonio, Texas

                                  EXHIBIT "C"
                                  -----------

                                  SCHEDULE A
                                  ----------
                           TENANT SECURITY DEPOSITS
                           ------------------------

            Property                            Tenant                   Amount
            --------                            ------                   ------
1325 Chattahoochee Avenue          Events Group, Inc. (3,500 s.f.)     $ 1,152.00
1325 Chattahoochee Avenue          Events Group, Inc. (9,000 s.f.)       1,687.50
1355 Chattahoochee Avenue          Mohawk Finishing                      1,100.00
1450-1468 Chattahoochee Avenue     Nilan's Alley, Inc. (5,621 s.f.)      1,240.50
1450-1468 Chattahoochee Avenue     Nilan's Alley, Inc. (5,200 s.f.)      1,452.00
1450-1468 Chattahoochee Avenue     Diversified Mail                      1,300.00
1450-1468 Chattahoochee Avenue     Summit Commercial                     1,235.00
1450-1468 Chattahoochee Avenue     National Exhibitor Service            1,360.00
1450-1468 Chattahoochee Avenue     Germersheim, Inc.                     2,167.00
825 Great Southwest Parkway        B&F Distribution Services             8,943.00
355 Fisk                           Bonded Service Warehouse              2,000.00
1435 Hill Place                    Allied Foods, Inc.                    1,400.00
4161 Northeast Expressway          Electrical Reps South                 4,261.00
4164 Northeast Expressway          American Racing Equipment             3,149.32
4164 Northeast Expressway          Van's Antique Delivery Serv.          2,811.06
4164 Northeast Expressway          Coleman American Moving               1,000.00
4164 Northeast Expressway          Electrical Products                  10,262.71
3645 Oakcliff                      Cenco Enterprises                     3,125.00
5360 Tulane                        Alchem Chemical Corporation           3,750.00
5700 Tulane                        Pirelli Power TranSMiBSion              900.00

                                  EXHIBIT "C"
                                  -----------

                                  SCHEDULE A
                                  ----------
                           TENANT SECURITY DEPOSITS
                           ------------------------

            Property                            Tenant                   Amount
            --------                            ------                   ------

5700 Tulane                        Webwork, Inc. (18,125 s.f.)           2,640.00
5700 Tulane                        Webwork, Inc. (21,875 s.f.)           3,500.00
999 Wharton                        Atlanta Coil, Inc.                    6,135.00
3530 Zip Industrial Blvd.          American Distribution                15,750.00
4590-98 Lamar Avenue               Valeo Engine Cooling, Inc.           10,083.33
4590-98 Lamar Avenue               Myers Laminates Georgia               6,562.50
4606 Lamar Avenue                  Trans Ubiquity Corp.                    450.00
4606 Lamar Avenue                  A-Safeway Moving & Storage            2,203.13
4202 Dan Morton Drive              Leslie's Pool Mart                   21,336.00
4202 Dan Morton Drive              Tree of Life, Inc.                   21,586.00
2005 Hightower Road                Shipper's Warehouse                  15,150.00
4615-4651 Greatland Drive          Regal Plastics Supply                   656.25
4615-4651 Greatland Drive          Marsha Largen                           703.00
4703-4750 Greatland Drive          American Spirits                      5,062.50
4703-4750 Greatland Drive          D.S.E. San Antonio, Inc.              2,150.00
4926 Space Center                  Reliance Steel & Aluminum             2,550.00
5000-5006 Space Center             Theis Distributing Co.                1,128.00
5000-5006 Space Center             Cargo-Lite Pallet Company             5,240.00
                                                                      -----------
Total                                                                 $177,181.80

                      FIRST AMENDMENT TO LEASE AGREEMENT
                                 BY AND BETWEEN

                       SECURITY CAPITAL INDUSTRIAL TRUST,
                    a Maryland real estate investment trust,
                                      and
                              LESLIE'S POOL MART,
                            a California corporation

     This First Amendment To Lease Agreement (this "First Amendment") is made and entered into effective as of ______________________, 1996, by and between SECURITY CAPITAL INDUSTRIAL TRUST (hereinafter "Landlord"), and LESLIE'S POOL MART (hereinafter "Tenant").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, Landlord (or its predecessor in title) and Tenant have previously made and entered into that certain Lease Agreement dated August 30, 1990 (the "Lease"), pursuant to which Landlord currently leases to Tenant approximately 100,800 square feet of office/warehouse space (the "Existing Leased Premises" or the "Existing Premises") situated in Suite 100 of the Project known as the 4202 Dan Morton Project, situated at 4202 Dan Morton, Dallas, Texas 75236; and

     WHEREAS, Landlord and Tenant desire to provide for the expansion of the Existing Premises, and to modify certain terms and provisions of the Lease, all as herein more particularly set forth;

     NOW, THEREFORE, pursuant to the foregoing, and in consideration of the mutual covenants and agreements contained in the Lease and in this First Amendment, the Lease is hereby modified and amended as set out below:

     1. Section 1 of the Lease, captioned "Premises and Term," is hereby amended to reflect the following:

          (a) Effective as of July 1, 1996 (the "Expansion Commencement Date"), the Existing Premises shall be expanded to include the approximately 25,200 square feet of space (the "Expansion Premises") situated in Suite 103 of the 4202 Dan Morton Project, said Expansion Space being depicted on Exhibit A attached to this First Amendment and made a part hereof for all purposes. From and after the Expansion Commencement Date, all references in the Lease to the "Premises" or the "Leased Premises" shall mean and refer to the Existing Premises and the Expansion Premises, together, unless otherwise expressly provided in this First Amendment. Without limiting the generality of the foregoing, Tenant shall obtain an amended certificate of insurance, as provided for in Paragraph 9B of the Lease, evidencing extension of the coverages therein required to the Expansion Premises, and naming Landlord and SCI Client Services Incorporated as additional insureds with respect to Tenant's operations and activities in and about the Expansion Premises.

          (b) With respect to the Expansion Space, the Term of the Lease shall run from the Expansion Commencement Date through September 30, 1997. Additionally, Tenant shall have the right and option to further renew the Lease Term for the Expansion Space for one (1) additional year, on and subject to the terms and provisions of Exhibit B attached to this First Amendment and made a part hereof for all purposes.

          (c) Expiration of the Lease Term with respect to the Expansion Premises as provided in (b) above shall not alter or affect the continuing effectiveness of the Lease with respect to the Existing Premises, on and subject to the remaining terms and provisions of the Lease.

     2. (a) Tenant may, at its sole cost and expense and within 30 days after the Expansion Space Commencement Date described in Paragraph 1 above, construct one (1) opening, not to exceed a 10' x 10' opening, in the common demising wall between the Existing Premises and the Expansion Premises. Tenant accepts the Expansion Premises in their present, "as is" condition.

          (b) Upon expiration or termination of the Lease Term for the Expansion Premises for any reason, Tenant, at its sole cost and expense, shall restore the opening constructed by Tenant in the demising wall between the Existing Premises and the Expansion Premises to its original condition and to Landlord's reasonable satisfaction.

     3. Section 2A of the Lease, captioned "Base Rent, Security Deposit and Escrow Payments," is hereby amended to reflect the following:

          (a) Commencing July 1, 1996, the Base Rental payable by Tenant to Landlord for the Expansion Premises shall be $4,725.00 per month ($2.25 per square foot per year, triple net).

          (b) Beginning July 1, 1996 and continuing during the Lease Term for the Expansion Premises, Tenant's obligation to pay to Landlord, as additional rental, Tenant's pro rata share of all Operating Expenses of the project allocable to the Expansion Premises. Tenant's estimated pro rata share of Operating Expenses allocable to the Expansion Premises shall be payable monthly in advance, commencing July 1, 1996 (with an annual reconciliation of estimated and actual Operating Expenses as provided for in Paragraph 2C of the Lease), in the following amounts:

               Taxes             $0.46 per square foot per year ($966.00 per month)
               Insurance         $0.05 per square foot per year ($105.00 per month)
               Common Area       $0.13 per square foot per year ($273.00 per month)
                 Maintenance
               Management Fee    $0.0476 per square foot per year ($100.00 per month)
               ____________
               Total             $0.74 per square foot per year ($1,444.00 per month)

          (c) The Base Rental and Operating Expense obligations of Tenant with respect to the Expansion Premises, as hereinabove set forth, are in addition to Tenant's Base Rental and Operating Expense obligations for the Existing Premises as set forth in the Lease.

     4. (a) Notwithstanding anything to the contrary set forth in Paragraph 12 of the Lease, captioned "USE," or in Paragraphs 2 or 6 of Exhibit B to the Lease, with respect to Hazardous Substances the Expansion Premises shall be used only as a staging area for Tenant's sales and distribution operations on and from the Premises, and shall not be used for the processing, mixing, blending, packaging, or re-packaging of any Hazardous Substances. All Permitted Materials that are at any time in the Expansion Premises shall be and remain in sealed, unopened containers.

          (b) So long as Tenant complies with the use restrictions set forth in subparagraph 4(a) above, the indemnification by Tenant of Landlord set forth in the first full paragraph on page two of Exhibit B to the Lease shall not apply to the Expansion Premises, and in lieu of such indemnity Tenant covenants and agrees that in the event of contamination of the Expansion Premises as a result of the presence or release of Hazardous Substances in, on or under the Expansion Premises caused by Tenant, its employees, agents, contractors, assignees or subtenants, Tenant, at its sole cost and expense, shall promptly institute and diligently prosecute to completion proper and thorough remediation procedures in accordance with applicable Environmental Laws, so that upon completion of such remediation the Expansion Premises may be used for customary office/warehouse purposes without any use restrictions thereon that did not apply prior to such contamination.

     5. The environmental representations, warranties, covenants, agreements and indemnity of Landlord as set forth in the last three grammatical paragraphs of Exhibit B to the Lease shall not apply to the Expansion Premises or any portion thereof, or the presence or release, of any Hazardous Substances therein, thereon or thereunder. However, and in lieu of such indemnity, landlord covenants and agrees that in the event it is determined the Expansion Premises are contaminated by Hazardous Substances, and such contamination was not caused by Tenant, its employees, agents, contractors, assignees or subtenants, Landlord, at its sole cost and expense, shall promptly institute and diligently prosecute to completion proper and thorough remediation. procedures in accordance with applicable Environmental Laws, so that upon completion of such remediation the Expansion Premises may be used for customary office/warehouse purposes without any use restrictions thereon that did not apply prior to such contamination.

     6. ANY OBLIGATION OR LIABILITY WHATSOEVER OF SECURITY CAPITAL INDUSTRIAL TRUST, A MARYLAND REAL ESTATE INVESTMENT TRUST, WHICH MAY ARISE AT ANY TIME UNDER THIS LEASE OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION, OR UNDERTAKING CONTEMPLATED HEREBY SHALL NOT BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORCEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS TRUSTEES, DIRECTORS, SHAREHOLDERS, OFFICERS, OR EMPLOYEES, REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT, OR OTHERWISE.

     7. With the exception of those terms and conditions specifically modified and amended herein, the herein referenced Lease shall remain in full force and effect in accordance with all its terms and conditions. In the event of any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall supersede and control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment To Lease Agreement to be effective as of the day and year as first above written.

LANDLORD:                              TENANT:

SECURITY CAPITAL INDUSTRIAL TRUST      LESLIE'S POOL MART



By: /s/ Steven K. Meyer                By: /s/ Richard Grice
    -------------------------          ------------------------
Name:  Steven K. Meyer                 Name:  Richard Grice
Title:  Senior Vice President          Title:  Vice President
Date:  ________, 1996                  Date:  6/21, 1996


Landlord's Address for Notices:

5420 LBJ Freeway, Suite 375
Dallas, Texas  75240
Phone:  (214) 770-2292
Fax:  (214) 770-2290

                                   EXHIBIT A
                                       TO
                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------



Depiction of the Expansion Premises:
-----------------------------------

                                   EXHIBIT A
                                       TO
                       FIRST AMENDMENT TO LEASE AGREEMENT
                       ----------------------------------



              [Depiction of the Expansion Premises appears here]

                                   EXHIBIT B
                                      TO
                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

                         ONE RENEWAL OPTION AT MARKET
                         ----------------------------

     (a) Provided that as of the time of the giving of the Extension Notice (hereinbelow defined) and the Commencement Date of the Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Existing Premises and the Expansion Premises, and (z) no Event of Default exists or would exist but for the passage of time or the giving of notice, or both; then Tenant shall have the right to extend the Lease Term for the Expansion Premises for an additional term of one (1) year (such additional term is hereinafter called the "Extension Term") commencing on the day following the
                           --------------
expiration of the Lease Term for the Expansion Premises (hereinafter referred to as the "Commencement Date of the Extension Term"). Tenant shall give Landlord
        ---------------------------------------
notice (hereinafter called the "Extension Notice") of its election to extend the
                                ---------
term of the Lease Term for the Expansion Premises at least two (2) months, but not more than five (5) months, prior to the scheduled expiration date of the Lease Term for the Expansion Premises.

     (b) The Base Rent payable by Tenant to Landlord for the Expansion Premises during the Extension Term shall be the greater of (i) the Base Rent then payable for the Expansion Premises and (ii) the then prevailing market rate for comparable space in the Project and comparable buildings in the vicinity of the Project, taking into account the size of the Lease, the length of the renewal term, market escalations and the credit of Tenant. The Base Rent shall not be reduced by reason of any costs or expenses saved by Landlord by reason of Landlord's not having to find a new tenant for such premises (including, without limitation, brokerage commissions, costs of improvements, rent concessions or lost rental income during any vacancy period). In the event Landlord and Tenant fail to reach an agreement on such rental rate and execute the Amendment (defined below) at least one (1) month prior to the expiration of the Lease Term for the Expansion Premises, then Tenant's exercise of the renewal option shall be deemed withdrawn and the Lease Term for the Expansion Premises shall terminate on its original expiration date (September 30, 1997).

     (c) The determination of Base Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for Operating Expenses for the Expansion Premises and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such Operating Expenses and other items with respect to the Expansion Premises during the Extension Term.

     (d) Except for the Base Rent as determined above, Tenant's occupancy of the Expansion Premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term for the Expansion Premises; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand, contracts renew or extend the Lease Term for the Expansion Premises.

     (e) If Tenant does not give the Extension Notice within the period set forth in paragraph (a) above, Tenant's right to extend the Lease Term for the Expansion Premises shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

     (f) Landlord shall have no obligation to refurbish or otherwise improve the Expansion Premises for the Extension Term. The Expansion Premises shall be tendered on the Commencement Date of the Extension Term in "as-is" condition.

     (g) If the Lease is extended for the Extension Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term for the Expansion Premises and the other provisions applicable thereto (the "Amendment").

     (h) If Tenant exercises its right to extend the term of the Lease for the Expansion Premises for the Extension Term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable and with respect to the Expansion Premises, the Extension Term except as provided in (d) above.

     (i) Tenant's exercise of the option for the Extension Term, or Tenant's election not to exercise the option, or Tenant's failure to exercise the option for the Extension Term, shall not alter or affect the Lease or the Lease Term with respect to the Existing Premises.

                                  Page 2 of 2